UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment Number 1
to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

TEACHER’S PET, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-138944	20-1681362
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1052 Las Palmas Entrada
Henderson, Nevada	89012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(702) 879-8565

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements of companies other than Registrant, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a board investigation.

On September 9, 2009, the Board of Directors of the Registrant approved the dismissal of Moore & Associates, Chartered as its certifying independent registered public accountants.  None of the reports of Moore & Associates, Chartered on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Moore & Associates, Chartered's report on our financial statements as of and for either of the past two fiscal years ended December 31, 2008 and 2007.

During the Registrant’s two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Moore & Associates, Chartered's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

As of September 9, 2009, the Registrant has engaged Seale and Beers, CPAs, as its independent registered public accounting firm commencing September 9, 2009, for the fiscal year ended December 31, 2009.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Seale and Beers, CPAs regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished Moore & Associates, Chartered with a copy of the disclosures under this Item 4.01 and has requested that Moore & Associates, Chartered provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  Moore & Associates, Chartered has indicated that they will not be issuing any such statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEACHER’S PET, INC.
(Registrant)

Signature	Title	Date

/s/ Tracie Hadama	President and CEO	September 30, 2009
Tracie Hadama

/s/ Tracie Hadama	Secretary	September 30, 2009
Tracie Hadama

/s/ Tracie Hadama	Chief Financial Officer	September 30, 2009
Tracie Hadama